UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2020

COLLECTORS UNIVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34240	33-0846191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1610 East Saint Andrew Place, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 567-1234

N/A

(Former name or former address, if changed since last report)

Securities Registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 Par Value	CLCT	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). [  ]

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement

Entry into Second Amendment to Amended & Restated Employment Agreement with the Company’s President and Chief Executive Officer

On September 27, 2020, Collectors Universe, Inc. (the “Company”) entered into a Second Amendment to the Amended and Restated Employment Agreement (the “Restated Employment Agreement”) with Joseph J. Orlando, its President and Chief Executive Officer (CEO), extending the term of Mr. Orlando’s employment under the Restated Employment Agreement for two years, through September 30, 2022. The Second Amendment made no other changes to the Restated Employment Agreement.

The foregoing summary is not intended to be complete and is qualified in its entirety by the Amended and Restated Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and that Agreement is incorporated by this reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangements of Certain Officers

Adoption of Fiscal 2021 Long-Term Equity Incentive Plan

Background

On September 27, 2020, the Compensation Committee of Board of Directors (the “Committee”) of the Company, adopted a long term equity incentive program (the “2021 LTIP” or the “Plan”) for Joseph J. Orlando, its President and Chief Executive Officer (or CEO), and Joseph J. Wallace, its Senior Vice President and Chief Financial Officer (or CFO) (and each, a “Participant”), consistent with the Committee’s “pay-for-performance” philosophy, which seeks to (i) closely align the long-term financial interests of the Company’s executive officers with the long-term financial interests of the Company’s stockholders by making a significant amount of each Participant’s annual compensation contingent on the Company’s annual financial performance, and (ii) to provide financial incentives for Messrs. Orlando and Wallace to remain in the continuous service of and (ii) provide financial incentives for each Participant to remain in the service of the Company throughout the three fiscal years ending June 30, 2023 (the “Performance Period”).

The 2021 LTIP provides for grants to each Participant of (i) performance-contingent restricted stock units (“PSUs”), the vesting of which is contingent on the Company’s achievement of one or more financial performance goals established or to be established by the Committee, and (ii) service-contingent restricted stock units (“RSUs”), the vesting of which is dependent on the Participant’s continued service with the Company for the entirety of the Performance Period ending June 30, 2023. Upon vesting, each PSU and each RSU will be settled by the issuance of one share of common stock.

Fiscal 2021 PSUs Grants and Financial Performance Goals

On September 27, 2020, the Committee granted Messrs. Orlando and Wallace 4,773 and 2,864 PSUs, respectively, and established threshold, target and maximum net cash flow goals for the fiscal year ending June 30, 2021 (“FY 2021”), under the 2021 LTIP. Vesting of one-third of those PSUs granted to each Participant (i) will require the Company to achieve increases in net cash flow (as defined below) initially in FY 2021, and (ii) is conditioned on the continued service of the Participant with the Company for the entirety of the three year Performance Period ending June 30, 2023. For purposes of these grants, the term “net cash flow” is defined as net cash generated by the Company’s continuing activities, minus the sum of capital expenditures and capitalized software costs, determined from the Company’s annual audited consolidated statements of cash flows, subject to possible adjustment for unexpected, extraordinary or unusual events. These grants were made under the Company’s stockholder-approved equity incentive plans.

The Committee will be establishing the financial performance goals under the 2021 LTIP for fiscal 2022 (“FY 2022”) and for fiscal 2023 (“FY 2023”) at future dates. Although it is the current intention of the Committee to establish net cash flow performance goals under the 2021 LTIP for each of FY 2022 and FY 2023, the Committee retains the flexibility to change the nature of the financial performance metrics and the financial performance goals for each of those fiscal years.

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The total number of PSUs that will vest on the Company’s achievement of any of the net cash flow performance goals during the three year Performance Period ending June 30, 2023 will be subject to a possible downward or upward adjustment based on a comparison of the Company’s annualized total stockholder return (“TSR”) for that Period to the annualized TSR of the companies in the Russell 2000 Index for that same three year Period, as set forth in the following table:

If Company’s Annualized TSR for the three years ending June 30, 2023, is:	Adjustment to Number of Vested PSUs

At least 12% below the Russell 2000 3-year annualized TSR	20% Reduction
Equal to the Russell 2000 3-year annualized TSR(1)	No Adjustment(1)
At least 12% above the Russell 2000 3-year annualized TSR	20% Increase

(1)	The TSR adjustment will be interpolated if the Company’s three year annualized TSR is less than 12% below, or less than 12% above, the Russell 2000 three year annualized TSR. No additional adjustment will be made if the Company’s three year annualized TSR is more than 12% below or more than 12% above the Russell 2000 three year annualized TSR.

Each Participant has the opportunity to earn from 50% to a maximum of 200% of the PSUs granted to him under the 2021 LTIP, depending on the extent to which the annual net cash flow performance goals are achieved or exceeded and where the Company’s annualized TSR for the Performance Period ending June 30, 2023 ranks by comparison to the annualized TSR of the Russell 2000 companies for that same Period.

However, for a Participant to earn any of the PSUs granted to him under the 2021 LTIP, the Company must achieve at least the threshold net cash flow performance goal in one of the three fiscal years comprising the Performance Period. If the Company fails to do so, none of the PSUs granted to the Participants under the 2021 LTIP will vest and, instead, all of them will be forfeited.

Additionally, if a Participant does not remain in the continuous service of the Company through June 30, 2023, all of the PSUs granted to him will be forfeited even if any or all of the net cash flow performance goals had been achieved for any or all of the fiscal years during the Performance Period preceding that cessation of his continuous service with the Company.

The following table sets forth the number of PSUs granted under the 2021 LTIP to each of Messrs. Orlando and Wallace and their respective grant date values, assuming that the target net cash flow performance goals are achieved in fiscal 2021, 2022 and 2023:

Name	Number of PSUs at Target(1)(2)	Grant Date Value at Target(3)

Joseph J. Orlando	4,773	$225,000
Joseph J. Wallace	2,864	$135,000

(1)	For the entirety of three years ending June 30, 2023.

(2)	As described above, the number of PSUs that will vest will be subject to possible downward or upward adjustment depending on where the Company’s annualized TSR for the three years ending June 30, 2023 (“3-Year TSR”) would place the Company in relation to the 3-Year TSR for the Russell 2000 companies.

(3)	Determined on the basis of the average of the closing prices, as reported by NASDAQ, of the Company’s shares over a 30 trading day period that ended on the date the PSUs were granted by the Committee.

RSUs — Retention Incentives under the FY 2021 LTIP

To create an incentive for each of the Participants to remain in the continuous service of the Company during the three years ending June 30, 2023, the Committee also granted Messrs. Orlando and Wallace 4,773 and 2,864 RSUs, respectively, under the 2021 LTIP. One third of those RSUs granted to each Participant will vest on each of June 30, 2021, June 30, 2022 and June 30, 2023, respectively (each, a “Vesting Date”), but only if the Participant is still in the continuous service of the Company on such Vesting Date. If a Participant’s continued service with the Company were to cease prior to any Vesting Date, the RSUs that are unvested on the date such service ceased will be forfeited (as would, as described above, all of his PSUs).

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Each RSU, upon vesting, will be settled by the Company’s issuance of one share of Company common stock to the Participant.

Incentive Compensation Clawback Policy

The 2021 LTIP provides that any shares of Company common stock issued in settlement of vested PSUs will be subject to reduction or “clawback” and recovery by the Company, in whole or in part, as and to the extent required under the Company’s “clawback policy” as in effect from time to time or under any applicable executive compensation laws or government regulations or any applicable securities exchange listing requirements. If a Participant has sold any of such shares, the Company will be entitled to recover an amount equal to net profits realized by the Participant from such sale.

The foregoing summary of the 2021 LTIP is not intended to be complete and is qualified in its entirety by reference to the terms contained in the form of PSU Award Agreement and form of RSU Agreement, a copy of each of which will be filed with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2020.

Performance Goals under the FY 2019 and 2020 LTIPs

As reported in a Current Report on Form 8-K that was filed by the Company with the Securities and Exchange Commission (the “SEC”) on December 10, 2018, the Compensation Committee adopted a long term equity incentive program (the “FY 2019 LTIP” or the “FY 2019 Program”), to further the Compensation Committee’s “pay-for-performance” philosophy. The objectives of that Plan are (i) to more closely align the long-term financial interests of the Company’s executive officers with the long-term financial interests of the Company’s stockholders, by making a significant amount of each Participant’s annual compensation contingent on the Company’s financial performance, and (ii) to provide financial incentives for Messrs. Orlando and Wallace to remain in the continuous service of the Company for the entirety of the three years ending June 30, 2021. Pursuant to the FY 2019 LTIP, the Committee granted 12,795 and 7,677 PSUs to Messrs. Orlando and Wallace, respectively.

Similarly, as reported in a Current Report on Form 8-K that was filed by the Company with the SEC on September 24, 2019, the Compensation Committee adopted a long term equity incentive program (the “FY 2020 LTIP” or the “FY 2020 Program”), consistent with the Compensation Committee’s “pay-for-performance” philosophy, with the same objectives as those of the FY 2019 LTIP: (i) to more closely align the long-term financial interests of the Company’s executive officers with the long-term financial interests of the Company’s stockholders and (ii) to provide financial incentives for Messrs. Orlando and Wallace to remain in the continuous service of the Company throughout the three year period ending June 30, 2022. Pursuant to the FY 2020 LTIP, the Compensation Committee granted Mr. Orlando and Mr. Wallace 7,345 and 4,407 PSUs, respectively.

On September 27, 2020, the Committee established new threshold, target and maximum net cash flow goals for the year ending June 30, 2021, which is year 3 of the FY 2019 LTIP and for the year ending June 30, 2021, which is year 2 of the FY 2020 LTIP. Like the FY 2021 LTIP, the vesting of PSUs in year-3 of the FY 2019 LTIP and in year-2 of the FY 2020 LTIP (i) will require the Company’s to achieve at least the threshold net cash flow goal for FY 2021 (ii) will be conditioned on the continued service of the Participant with the Company for the entirety of the three year Performance Periods ending June 30, 2021 and June 30, 2022, respectively, and (iii) will be subject to possible downward or upward adjustment based on a comparison of the Company’s annualized 3-year TSR to the annualized TSR for Russell 2000 companies for the three year periods ending June 30, 2021 and June 30, 2022, respectively. Each PSU that becomes vested in FY 2021 under the FY 2019 LTIP and in FY 2022 under the 2020 LTIP will be settled by the issuance of one share of common stock to the Participant.

RSUs Grants. Messrs. Orlando and Wallace also were granted 12,792 and 7,675 RSUs, respectively, under the FY 2019 LTIP, and 7,345 and 4,407 RSUs, respectively, under the FY 2020 LTIP. One third of the RSUs granted to each Participant under the FY 2019 LTIP will vest on June 30, 2021, and one-third of the RSUs granted under the FY 2020 LTIP will vest on June 30, 2021 (each, a “Vesting Date”), but only if the Participant is still in the continuous service of the Company on such Vesting Date. If a Participant’s continued service with the Company were to cease prior to any Vesting Date, the RSUs that are unvested on the date of the cessation of such service will be forfeited (as would, as described above, all of his PSUs granted under the applicable LTIP). Each RSU, upon vesting, will be settled by the Company’s issuance of one share of Company common stock to the Participant.

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Clawback Policy. The Company’s Incentive Compensation Policy described above also applies to the FY 2019 LTIP and the FY 2020 LTIP.

The foregoing summaries of the FY 2019 LTIP and the FY 20201 LTIP are not intended to be complete and are qualified in their entirety by reference to the Company’s Current Report on Form 8-K filed with the SEC on December 10, 2018 and the Company’s Current Report on Form 8-K filed with the SEC on September 24, 2019, respectively.

Fiscal 2021 Financial Performance Goals for PSUs granted to Mr. Orlando in March 2020

As previously reported in a Current Report on Form 8-K filed by the Company with the SEC on March 20, 2020, the Compensation Committee adopted a long term equity incentive program pursuant to which it granted Mr. Orlando 20,172 PSUs (at maximum), with one-third of the PSUs to vest on June 30, 2020, 2021 and 2022, respectively contingent on the Company’s achievement of pre-established annual threshold, target and maximum revenue goals. At the time of that grant the Committee established the revenue goals for fiscal 2020. On September 27, 2020, the Committee established the fiscal 2021 threshold, target and maximum revenue goals under this program. Upon vesting, a PSU will represent a right to receive, and will be settled by the issuance to Mr. Orlando of, one share of Company common stock. However, each year’s installment of PSUs are subject to the risk of forfeiture (i) if and to the extent the Company fails to achieve at least the threshold financial revenue goal established for such year or (ii) if Mr. Orlando’s service with the Company is terminated or ceases for any reason prior to the end of such year. The Company’s Incentive Clawback Policy is also applicable to the PSUs that become vested under this program.

Adoption and Summary of Fiscal 2021 Cash Incentive Plan

On September 27, 2020, the Committee also adopted a cash incentive plan for each of Messrs. Orlando and Wallace, for the fiscal year ending June 30, 2021 (the “Cash Incentive Plan”).

Set forth below is a summary description of the 2021 Cash Incentive Plan. The following summary is not intended to be complete and is qualified in its entirety by reference to that Cash Incentive Plan, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for its fiscal quarter ending September 30, 2020.

Primary Purpose of the Cash Incentive Plan. The primary purpose of the 2021 Cash Incentive Plan is to further the interests of the Company and its stockholders by (i) providing meaningful incentives and financial rewards to the participants in the Plan (“Participants”) to make significant contributions to the achievement, by the Company of one or more pre-established corporate financial performance goals in fiscal year 2021, and (ii) to make a substantial portion of each Participant’s compensation in fiscal years 2021 dependent on the Company’s achievement of those goals, and the achievement by each Participant of individualized performance goals (or MBOs) established by the Committee, all in furtherance of the “pay-for-performance” philosophy of the Compensation Committee.

Establishment of Corporate Financial and Individualized Performance Goals. On September 27, 2020, the Committee established the cash award opportunities for each Participant under the Cash Incentive Plan, based on the extent to which (i) one or more corporate financial performance goals for FY 2021 are achieved or exceeded by the Company, and (ii) individualized performance objectives (or “MBOs”) established for each Participant are achieved, in each case as determined by the Committee.

Determination of Cash Incentive Awards Earned by Participants. Following the end of FY 2021, the Committee will determine (i) whether and to what extent any of the corporate financial goals has been achieved or exceeded, (ii) whether or to what extent, if any, each Participant has achieved individualized performance objectives (or “MBOs”), and (iii) the amounts of the cash incentive awards, if any, that each Participant has earned under the Plan. The Plan provides that, in determining whether any previously established financial performance goal has been achieved or exceeded, the Committee may make adjustments for certain unexpected, extraordinary or unusual events. Of the cash awards that each Participant has the opportunity to earn, at target, 80% will be dependent on the Company’s achievement of the target financial performance goal and the other 20% will be dependent on the achievement of the Participant’s MBOs.

Payment of Incentive Awards. The Cash Incentive Plan provides that, if and to the extent earned, incentive awards are to be paid in cash by no later than the 75th day after the end of FY 2021. On the other hand, payment of incentive awards may be deferred if and to the extent it is deemed to be necessary to comply with Section 409A of the Internal Revenue Code.

Amendments to or Termination of the 2020 Cash Incentive Plan. The 2021 Cash Incentive Plan may be amended or terminated at any time by the Compensation Committee, except that, except as otherwise provided in the Company’s Clawback Policy described below, no amendment or termination of the Plan may affect the right of a Participant to retain any incentive award previously paid to the Participant under the Plan.

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Committee’s Determination of Performance Goals and Incentive Award Opportunities under the FY 2021 Cash Incentive Plan.

The Committee has established:

(1) Threshold, target and maximum cash incentive awards which each Participant has the opportunity to earn under the Cash Incentive Plan. The earning of such awards will depend on whether the Company achieves or exceeds specified threshold, target or maximum financial performance goals, each of which will be measured on the basis of the Company’s operating income (before non-cash stock-based compensation expense), for the year ending June 30, 2021; and

(2) MBO Performance Awards, which each of Messrs. Orlando and Wallace has the opportunity to earn, based on the extent to which he has achieved the MBOs established for him by the Committee.

The following table sets forth the respective cash incentive award opportunities that Messrs. Orlando and Wallace will have under the 2021 Cash Incentive Plan, expressed as a percentage of their respective base salaries:

	Joseph J. Orlando, CEO			Joseph J. Wallace, CFO
	Threshold	Target	Maximum	Threshold	Target	Maximum
Award Opportunities	Award	Award	Award	Award	Award	Award

Financial Performance Award(1)	30%	60%	85%	18%	36%	56%
MBO Performance Award	15%	15%	15%	9%	9%	9%
Total Award Opportunity	45%	75%	100%	27%	45%	65%

(1)	Financial Performance Awards will be interpolated between the threshold and target Financial Performance Awards if the threshold financial performance goal is exceeded but the target financial goal is not achieved or between the target and maximum Financial Performance Awards if the target financial performance goal is exceeded but the maximum financial performance goal is not achieved.

The Committee retains the discretion, exercisable prior to the payment of a cash incentive award under the Plan, to adjust, downward or upward, the dollar amount of any of the Award Opportunities based on the Committee’s assessment of the Company’s financial performance in FY 2021 and any other factors deemed by it to be relevant.

Certain Conditions to the Receipt of Cash Incentive Awards. No cash incentive award will be earned by a Participant under the Plan if the Company fails to achieve at least the threshold financial performance goal and the Participant does not achieve any of his MBO Goals. In addition, to receive any cash incentive award under the Plan, a Participant must remain in the service of the Company through June 30, 2021.

Clawback Policy. The Company’s Incentive Compensation Clawback Policy, as described above, also applies to the FY 2021 Cash Incentive Plan.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Second Amendment, dated as of September 27, 2020, to Amended & Restated Employment Agreement between the Company and its President & CEO.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

Dated: October 1, 2020	By:	/s/ JOSEPH J. WALLACE
Joseph J. Wallace, Senior Vice President & Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Second Amendment, dated as of September 27, 2020, to Amended & Restated Employment Agreement between the Company and its President & CEO.

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